                               VAN KAMPEN TRUST,
                            ON BEHALF OF ITS SERIES,
                     VAN KAMPEN CORE PLUS FIXED INCOME FUND

                    SUPPLEMENT DATED AUGUST 14, 2008 TO THE
          CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES PROSPECTUS
                            DATED DECEMBER 28, 2007
                                    AND THE
                           CLASS I SHARES PROSPECTUS
                            DATED DECEMBER 28, 2007

     The Prospectuses are hereby supplemented as follows:

     (1) The first two paragraphs of the section entitled "INVESTMENT ADVISORY SERVICES -- PORTFOLIO MANAGEMENT" are hereby deleted in their entirety and replaced with the following:

     PORTFOLIO MANAGEMENT. The Fund is managed by members of the Adviser's Core Plus Fixed Income team. The Core Plus Fixed Income team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolio are W. David Armstrong and Sanjay Verma, each a Managing Director of the Adviser.

     Mr. Armstrong has been associated with the Adviser in an investment management capacity since 1998 and began managing the Fund at its inception in January 2007. Mr. Verma has been associated with the Adviser in an investment management capacity since April 2008 and began managing the Fund in August 2008. Prior to April 2008, Mr. Verma was the co-head of Rates Trading for Morgan Stanley from 2003 to 2008.

     Messrs. Armstrong and Verma are co-lead managers of the Fund and are responsible for the execution of the overall strategy of the Fund. Both are responsible for the day-to-day management of the Fund and for the execution of the overall strategy of the Fund.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                    CPFISPT 8/08

                               VAN KAMPEN TRUST,
                            ON BEHALF OF ITS SERIES,
                     VAN KAMPEN CORE PLUS FIXED INCOME FUND

                        SUPPLEMENT DATED AUGUST 14, 2008
                   TO THE STATEMENT OF ADDITIONAL INFORMATION
                            DATED DECEMBER 28, 2007,
                  AS PREVIOUSLY SUPPLEMENTED ON JUNE 10, 2008

The Statement of Additional Information is hereby supplemented as follows:

     (1) In the section entitled "FUND MANAGEMENT -- OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS," the first two paragraphs are hereby deleted in their entirety and replaced with the following:

     As of June 30, 2008, W. David Armstrong managed 18 registered investment companies with a total of approximately $22.3 billion in assets; no pooled investment vehicles other than registered investment companies; and 49 other accounts, with a total of approximately $10.9 billion in assets. Of these other accounts, four accounts with a total of approximately $1.3 million in assets had performance-based fees.

     As of August 12, 2008, Sanjay Verma managed nine registered investment companies with a total of approximately $3.6 billion in assets; one pooled investment vehicle other than registered investment companies with a total of approximately $45.7 million in assets; and no other accounts.

     (2) In the section entitled "FUND MANAGEMENT -- SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS," the first paragraph is hereby deleted in its entirety and replaced with the following:

     As of June 30, 2008, the dollar range of securities beneficially owned by the portfolio manager in the Fund is shown below:

        W. David Armstrong -- None.

     As of August 12, 2008, the dollar range of securities beneficially owned by the portfolio manager in the Fund is shown below:

        Sanjay Verma -- None.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                 CPFISPTSAI 8/08